UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2014

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OverNear, Inc.
(Exact name of Company as specified in its charter)
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Nevada	000-54119	27-3101494
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1460 4th Street, Suite 304
Santa Monica, California 90401
(Address of principal executive offices) (Zip Code)

(310) 744-6060
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On June 25, 2014, OverNear, Inc. (the “Company”) dismissed its independent registered public accounting firm, Gumbiner Savett Inc. (“Gumbiner”).

	(ii)	The reports of Gumbiner on the financial statements of the Company as of December 31, 2013 and 2012, and the related statements of operations, comprehensive loss, changes in stockholders’ deficiency, and cash flows for the two years then ended December 31, 2013 and 2012 and for the period from July 22, 2010 (inception) to December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

	(iii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

	(iv)	During the Company’s two most recent fiscal years ended December 31, 2013 and 2012 and any subsequent interim periods through June 25, 2014, the date of dismissal, (a) there were no disagreements with Gumbiner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gumbiner, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

	(v)	On June 25, 2014 the Company provided Gumbiner with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On June 23, 2014, the Board of Directors of the Company engaged Hartley Moore Accountancy Corporation (“Hartley Moore”) as its new independent registered public accounting firm. During the two most recent fiscal years ended December 31, 2013 and 2012 and any subsequent interim periods through June 23, 2014, the date of engagement of Hartley Moore, neither the Company, nor someone on its behalf, has consulted Hartley Moore regarding:

	(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

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Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro-Forma Financial Statements: None

(c)	Exhibits:

Exhibit No.	Description
16.1	Letter from Gumbiner Savett Inc. addressed to the U.S. Securities and Exchange Commission

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OverNear, Inc.

Date: June 26, 2014	By:	/s/ Fred Tannous
Fred Tannous Chief Executive Officer